UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05845

Invesco Senior Loan Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:      2/28

Date of reporting period:      11/30/18

Item 1. Schedule of Investments.

Invesco Senior Loan Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	VK-SLO-QTR-1 11/18	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Variable Rate Senior Loan Interests-105.44%(b)(c)

Aerospace & Defense-3.46%

Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 08/19/2015-02/28/2018; Cost $1,442,526)	6.10%	08/11/2022		$1,454	$1,457,411
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	07/07/2022		1,277	1,275,862
Greenrock Finance, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.85%	06/28/2024		1,347	1,349,649
IAP Worldwide Services, First Lien Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 08/05/2014-03/16/2018; Cost $187,044)(d)(e)	1.46%	07/18/2019		1,870	1,870,435
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.89%	07/18/2019		2,188	2,171,762
Maxar Technologies Ltd., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.15%	10/04/2024		1,972	1,880,674
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)	7.64%	04/29/2024		1,122	1,113,276
Perspecta Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.59%	05/31/2025		814	813,353
TransDigm Inc., Term Loan F (1 mo. USD LIBOR + 2.50%)	4.84%	06/09/2023		4,302	4,203,159
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.84%	05/30/2025		4,720	4,611,164
Vectra Co., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	03/08/2025		591	583,226
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.60%	03/08/2026		349	348,456
Wesco Aircraft Hardware Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.85%	02/28/2021		949	933,633
Xebec Global Holdings, LLC, Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 02/12/2018-07/20/2018; Cost $614,118)(d)	7.84%	02/12/2024		617	611,245
					23,223,305

Air Transport-1.54%

American Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.31%	12/14/2023		737	724,657
Term Loan (1 mo. USD LIBOR + 1.75%)	4.07%	06/27/2025		74	72,044
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.30%	01/15/2025		6,490	6,436,807
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020		2,998	3,074,788
					10,308,296

Automotive-2.56%

Allison Transmission Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.07%	09/23/2022		20	20,257
American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.64%	04/06/2024		1,205	1,159,693
Belron Finance US LLC, First Incremental Term Loan (f)	–	11/07/2025		192	190,262
CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/01/2024		774	771,403
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.96%	05/19/2023		681	680,018
Dealer Tire, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.65%	12/22/2021		113	113,012
Garrett LX III, (Switzerland) Term Loan B (3 mo. EURIBOR + 2.75%)	2.75%	09/27/2025	EUR	123	138,185
Term Loan B (3 mo. USD LIBOR + 2.50%)(d)	4.89%	09/27/2025		422	415,241
Mavis Tire Express Services Corp., Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%) (e)	2.41%	03/20/2025		187	185,014
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	03/20/2025		1,163	1,150,225
Midas Intermediate Holdco II, LLC, Term Loan B (3 mo. USD LIBOR + 2.75%)	5.14%	08/18/2021		83	79,938
Navistar Financial Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.13%	07/31/2025		1,089	1,084,917
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.82%	11/06/2024		1	540
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	05/22/2024		1,016	990,852
Tenneco Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	10/01/2025		2,698	2,643,386
ThermaSys Corp., Term Loan (g)	0.00%	05/03/2019		1,393	1,206,585

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Automotive-(continued)

TI Group Automotive Systems, L.L.C., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	06/30/2025	$315	$308,154
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.13%	03/07/2024	1,408	1,397,956
Transtar Holding Co., Term Loan (Acquired 04/11/2017-07/06/2017; Cost $864,740)(e)	0.00%	04/11/2022	170	169,110
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.57%	04/11/2022	2,134	2,064,401
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate (Acquired 04/11/2017-04/11/2018; Cost $665,515)(d)(h)	7.75%	04/11/2022	726	687,612
Wand Intermediate I L.P., Term Loan C (2 mo. USD LIBOR + 3.00%)	5.39%	09/17/2021	71	71,156
Second Lien Term Loan (2 mo. USD LIBOR + 7.25%)	9.58%	09/19/2022	913	914,947
Winter Park Intermediate, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.09%	04/04/2025	748	739,809
				17,182,673

Beverage & Tobacco-0.47%

AI Aqua Merger Sub, Inc., First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	12/13/2023	2,109	2,088,992
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	12/13/2023	555	549,215
Arterra Wines Canada, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.09%	12/15/2023	543	538,637
				3,176,844

Building & Development-2.91%

American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.34%	10/31/2023	2,024	1,977,096
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.57%	01/02/2025	495	482,362
Capital Automotive L.P., First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.85%	03/24/2024	3,148	3,106,232
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	8.35%	03/24/2025	1,405	1,414,960
DiversiTech Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.34%	06/03/2024	738	726,143
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $200,530)	9.89%	06/02/2025	202	202,342
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	10/25/2023	898	825,445
HD Supply, Inc., Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	4.09%	10/17/2023	1,810	1,793,530
Term Loan B (3 mo. USD LIBOR + 3.00%)	5.53%	08/01/2024	182	179,706
Janus International Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/12/2025	301	295,542
Pisces Midco Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.18%	04/12/2025	692	679,355
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.09%	11/15/2023	2,695	2,643,971
RE/MAX, LLC, Term Loan (1 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016; Cost $2,318,256)	5.09%	12/15/2023	2,321	2,324,337
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.56%	02/08/2025	246	240,236
SRS Distribution Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	05/23/2025	1,629	1,572,756
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)	6.30%	07/24/2024	1,059	1,027,413
				19,491,426

Business Equipment & Services-10.81%

Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	07/28/2022	1,623	1,592,896
Term Loan (2 mo. USD LIBOR + 4.25%)	6.64%	07/28/2022	1,720	1,696,665
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	06/30/2022	1,115	1,105,192
Altran Technologies, Term Loan B (3 mo. USD LIBOR + 2.25%)	4.59%	03/20/2025	355	354,873

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services-(continued)

Asurion LLC, Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.34%	08/04/2022		$39	$38,991
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.34%	11/03/2023		9,075	8,993,917
Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.34%	11/03/2024		11	11,168
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	8.85%	08/04/2025		7,675	7,847,356
Blackhawk Network Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.38%	06/15/2026		373	365,087
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/22/2024		181	180,304
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.73%	06/21/2024		1,730	1,705,044
Brightview Landscapes, LLC, First Lien Revolver Loan (d)(e)	0.50%	08/15/2023		418	386,515
Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	08/15/2025		600	597,873
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.89%	03/14/2022		1,604	1,603,718
CBS Outdoor Americas Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.30%	03/18/2024		28	27,388
Change Healthcare Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	03/01/2024		1,027	1,017,010
Checkout Holding Corp., First Lien Term Loan B (g)	0.00%	04/09/2021		2,676	695,719
CRCI Longhorn Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/08/2025		135	133,783
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.57%	08/08/2026		72	71,580
Crossmark Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	12/20/2019		1,572	619,296
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.89%	12/21/2020		826	37,163
Dream Secured Bondco AB, Term Loan B1F (f)	–	10/21/2022		277	313,477
Financial & Risk US Holdings, Inc., First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/01/2025	EUR	683	771,467
Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	10/01/2025		6,080	5,933,696
First Data Corp., Term Loan A (f)	–	10/26/2023		1,032	1,009,265
Term Loan (f)	–	10/26/2023		267	260,671
Term Loan (1 mo. USD LIBOR + 2.00%)	4.32%	04/26/2024		1,510	1,484,682
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.34%	08/02/2024		229	229,106
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.34%	04/16/2025		1,310	1,305,105
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%) (Acquired 04/11/2018; Cost $356,738)	11.35%	04/16/2026		375	367,460
Global Payments Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.09%	10/20/2025		763	758,205
GlobalLogic Holdings Inc., Delayed Draw Term Loan (d)(e)	3.25%	08/01/2025		29	28,654
Term Loan (1 mo. USD LIBOR + 3.25%)(d)	5.59%	08/01/2025		201	200,578
Hillman Group, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	05/30/2025		1,557	1,509,768
INDIGOCYAN Midco Ltd., Term Loan B (3 mo. GBP LIBOR + 4.75%)(d)	5.64%	06/24/2024	GBP	609	780,314
ION Trading Technologies S.a.r.l., Term Loan (3 mo. USD LIBOR + 4.00%)	6.39%	11/21/2024		605	595,711
Iron Mountain Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	01/02/2026		1,120	1,100,300
KAR Auction Services, Inc., Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.94%	03/09/2023		1,436	1,427,499
Karman Buyer Corp., First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	5.59%	07/23/2021		2,986	2,708,011
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	07/23/2021		329	298,804
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	6.09%	04/25/2025		2,086	2,088,854
Learning Care Group (US) No. 2 Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	03/13/2025		311	310,138
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%) (Acquired 11/17/2017; Cost $682,307)(d)	6.81%	11/20/2024		746	742,523
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	7.89%	09/30/2022		2,806	2,658,657

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Business Equipment & Services-(continued)

Prime Security Services Borrower, LLC, Revolver Loan (d)(e)	0.50%	05/02/2022		$1,431	$1,405,583
Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.09%	05/02/2022		1,877	1,859,391
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	01/29/2025		571	568,083
Red Ventures, LLC (New Imagitas, Inc.), Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.32%	11/08/2024		1,284	1,273,466
Spin Holdco Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.69%	11/14/2022		5,394	5,301,401
Trans Union LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.34%	06/19/2025		506	502,328
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	5.89%	05/21/2022		1,266	1,268,011
Wash MultiFamily Acquisition Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/16/2022		1,102	1,086,619
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/16/2022		154	151,984
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/12/2023		121	118,033
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/14/2023		21	20,673
West Corp., Term Loan (3 mo. USD LIBOR + 3.50%)	6.03%	10/10/2024		966	943,759
Term Loan B (3 mo. USD LIBOR + 4.00%)	6.53%	10/10/2024		2,088	2,020,317
					72,484,131

Cable & Satellite Television-6.99%

Altice Financing S.A., (Luxembourg) Term Loan (1 mo. USD LIBOR + 2.75%)	5.05%	07/15/2025		624	607,220
Term Loan (1 mo. USD LIBOR + 2.75%)	5.05%	01/31/2026		864	833,736
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.72%	01/03/2025		2,983	2,940,075
Charter Communications Operating, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	04/30/2025		79	78,103
CSC Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	07/17/2025		7,094	6,994,326
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.70%	01/15/2026		1,974	1,944,033
Term Loan (1 mo. USD LIBOR + 2.50%)	4.81%	01/25/2026		2,019	1,993,965
Numericable-SFR S.A., (France) Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	5.99%	01/31/2026		4,791	4,516,717
Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	6.30%	01/31/2026		3,808	3,638,975
Telenet Financing USD LLC, Term Loan AN (1 mo. USD LIBOR + 2.25%)	4.56%	08/15/2026		4,021	3,960,118
Unitymedia Finance LLC, (Germany) Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	09/30/2025		1,114	1,105,009
Term Loan D (1 mo. USD LIBOR + 2.25%)	4.56%	01/15/2026		1,776	1,761,054
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.81%	01/15/2026		6,409	6,337,062
Virgin Media Bristol LLC, Term Loan K (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2026		7,256	7,177,076
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.80%	04/15/2025		3,015	2,949,659
					46,837,128

Chemicals & Plastics-4.41%

Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.39%	01/31/2024		1,164	1,161,419
Avantor Inc., Term Loan (f)	–	11/21/2024		1,617	1,618,819
Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	11/21/2024	EUR	1,580	1,791,581
Cabot Microelectronics Corp., Term Loan (f)	–	11/15/2025		1,263	1,257,905
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	05/16/2024		80	79,130
Colouroz Investment LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.49%	09/07/2021		1,623	1,513,140
Term Loan C (3 mo. USD LIBOR + 3.00%)	5.49%	09/07/2021		268	250,140
Cyanco Intermediate 2 Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/16/2025		1,044	1,037,034
Diamond (BC) B.V., Term Loan B (3 mo. USD LIBOR + 3.00%)	5.53%	09/06/2024		887	864,692

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics-(continued)

Encapsys, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	11/07/2024		$222	$221,063
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	11/07/2025		114	112,459
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.30%	10/20/2024		109	107,372
HII Holding Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	12/20/2019		394	394,591
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%) (Acquired 10/05/2017; Cost $204,464)(d)	10.85%	12/21/2020		202	202,439
Ineos US Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.34%	03/31/2024		84	82,884
Invictus US NewCo LLC, First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.50%	03/28/2025		714	710,423
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	9.25%	03/30/2026		379	378,976
KPEX Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	01/31/2025		346	338,711
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	01/31/2026		149	146,521
MacDermid, Inc., First Lien Revolver Loan (d)(e)	0.50%	06/07/2020		770	764,661
First Lien Multicurrency Revolver Loan (d)(e)	0.50%	06/07/2020		770	764,661
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.84%	06/07/2020		54	54,118
Term Loan B-6(1 mo. USD LIBOR + 3.00%)	5.34%	06/07/2023		665	665,805
Messer Industries USA Inc., Term Loan B-1 (f)	–	10/01/2025		2,767	2,732,945
Term Loan B-2 (f)	–	10/01/2025	EUR	174	196,676
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	6.25%	11/14/2025		573	573,026
Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.94%	10/14/2024		1,150	1,140,060
PQ Corp., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	5.03%	02/05/2025		383	378,666
Starfruit Finco BV, (Netherlands) Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	10/01/2025	EUR	448	507,646
Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	10/01/2025		6,927	6,839,212
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.19%	08/07/2020		902	897,753
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	09/06/2024		168	165,680
Tronox Finance LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	09/22/2024		814	806,224
Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	09/23/2024		352	349,364
Venator Finance S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	08/08/2024		466	459,461
					29,565,257

Clothing & Textiles-1.08%

ABG Intermediate Holdings 2 LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	09/27/2024		3,672	3,645,514
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.10%	09/29/2025		1,158	1,155,953
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.88%	08/21/2022		564	536,175
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.30%	05/01/2024		647	644,172
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.84%	10/26/2023		1,194	1,129,467
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	04/25/2025		143	142,075
					7,253,356

Conglomerates-0.35%

CTC AcquiCo GmbH, (Germany) Term Loan B-1 (3 mo. EURIBOR + 2.75%)	3.00%	12/14/2024	EUR	447	503,976
Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.96%	03/07/2025		584	582,204
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	06/27/2024		666	661,364

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Conglomerates-(continued)

Safe Fleet Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	02/03/2025		$419	$405,556
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.07%	02/02/2026		187	183,784
					2,336,884

Containers & Glass Products-2.51%

Berlin Packaging, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	11/07/2025		2,181	2,145,272
Berry Global, Inc, Term Loan S (1 mo. USD LIBOR + 1.75%)	4.07%	02/08/2020		212	210,871
Term Loan T (1 mo. USD LIBOR + 1.75%)	4.07%	01/06/2021		620	616,214
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	5.66%	04/03/2024		479	466,742
Consolidated Container Company LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	05/22/2024		786	778,427
Duran Group, Term Loan B-2 (3 mo. USD LIBOR + 4.00%)(d)	6.41%	03/21/2024		2,522	2,471,320
Flex Acquisition Co., Inc., Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	06/29/2025		1,580	1,559,750
Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.41%	10/19/2023		875	831,254
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.91%	10/19/2024		166	151,699
Hoffmaster Group, Inc., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.35%	11/21/2023		1,539	1,542,858
Klockner Pentaplast of America, Inc., (Luxembourg) Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	302	301,821
Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	06/30/2022		307	274,989
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	10/31/2024		348	344,122
Ranpak Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	10/01/2021		407	406,210
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/24/2014; Cost $140,956)(d)	9.56%	10/03/2022		141	140,986
Refresco Group, N.V., Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	5.87%	03/28/2025		782	772,912
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	02/05/2023		3,131	3,098,385
Trident TPI Holdings, Inc., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	3.50%	10/17/2024	EUR	157	175,106
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	10/17/2024		544	536,581
					16,825,519

Cosmetics & Toiletries-1.07%

Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	09/26/2024		2,271	2,136,983
Anastasia Parent, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.07%	08/11/2025		477	471,057
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.57%	04/05/2025		3,307	3,100,643
Parfums Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.96%	06/30/2024		1,457	1,446,165
					7,154,848

Drugs-2.62%

Amneal Pharmaceuticals LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	05/04/2025		2,107	2,105,569
BPA Laboratories, First Lien Term Loan (3 mo. USD LIBOR + 5.75%) (Acquired 04/29/2014; Cost $2,370,771)	8.14%	04/29/2020		2,466	2,361,516
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.14%	04/29/2020		2,145	2,008,658
Endo LLC, Term Loan B (1 mo. USD LIBOR + 4.25%)	6.62%	04/29/2024		3,331	3,323,888
Valeant Pharmaceuticals International, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	06/01/2025		4,238	4,200,465
Incremental Term Loan (f)	–	06/01/2025		3,620	3,568,668
					17,568,764

Ecological Services & Equipment-1.22%

ADS Waste Holdings, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.47%	11/10/2023		491	487,333

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Ecological Services & Equipment-(continued)

EnergySolutions, LLC, Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.14%	05/11/2025		$705	$691,244
GFL Environmental Inc., (Canada) Delayed Draw Term Loan	0.00%	05/30/2025		122	119,146
Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.39%	05/30/2025		4,888	4,768,672
Patriot Container Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.06%	03/20/2026		300	293,509
Tunnel Hill Partners L.P., Term Loan B (f)	–	10/01/2025		627	625,384
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	08/11/2023		1,168	1,160,702
					8,145,990

Electronics & Electrical-9.80%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	05/08/2020		2,588	2,523,654
Applied Systems, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.39%	09/19/2024		219	217,386
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.39%	09/19/2025		58	58,411
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.44%	06/30/2021		679	646,166
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.39%	04/18/2025		1,290	1,287,189
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	5.14%	06/16/2023		1,745	1,729,362
Compuware Corp., Term Loan (1 mo. USD LIBOR + 3.50%)(i)	5.82%	08/23/2025		29	28,829
Diebold Nixdorf, Inc., Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	11.63%	08/30/2022		1,691	1,777,773
Term Loan B (1 mo. USD LIBOR + 2.75%)	5.13%	11/06/2023		1,618	1,422,451
DigiCert Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	10/31/2024		2,260	2,254,633
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.35%	10/31/2025		234	231,552
Dynatrace LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	08/22/2025		251	250,662
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	08/21/2026		98	99,656
Energizer Holdings, Inc., Term Loan B (f)	–	06/21/2025		760	743,943
Epicor Software Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	06/01/2022		10	9,989
Finastra USA, Inc., (Luxembourg) First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	715	812,423
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	06/13/2024		2,926	2,836,990
Go Daddy Operating Company, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.59%	02/15/2024		1,307	1,294,834
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	07/01/2024		1,305	1,298,097
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	07/07/2025		204	204,655
IGT Holding IV AB, Term Loan B (3 mo. USD LIBOR + 3.75%) (Acquired 07/25/2017; Cost $1,039,864)	6.14%	07/26/2024		1,040	1,020,799
I-Logic Technologies Bidco Ltd., Term Loan (2 mo. EURIBOR + 3.25%)	4.25%	12/21/2024	EUR	173	196,551
Integrated Device Technology, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%) (Acquired 05/29/2018; Cost 690,330)	4.85%	04/04/2024		686	686,027
MA FinanceCo., LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)(i)	4.59%	11/19/2021		3,725	3,666,695
Marcel LUX IV, Term Loan (f)	–	09/27/2025		242	241,493
Term Loan (f)	–	09/27/2025	EUR	90	102,020
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 05/01/2018; Cost $1,375,987)	8.32%	05/08/2025		1,400	1,406,651
McAfee, LLC, Term Loan B (2 mo. USD LIBOR + 3.75%)	6.10%	09/30/2024		1,501	1,499,208
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	08/18/2022		1,683	1,683,148
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.14%	03/31/2022		1,060	1,055,056
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.56%	07/05/2023		944	940,625

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical-(continued)

Neustar, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	01/08/2020		$351	$350,580
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.84%	08/08/2024		1,138	1,125,870
Oberthur Technologies of America Corp., Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	5.99%	01/10/2024		968	957,830
OEConnection LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%) (d)	6.35%	11/22/2024		762	760,173
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $145,104) (d)	10.35%	11/22/2025		147	146,484
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.12%	03/23/2025		2,036	2,003,801
Open Text Corp., Term Loan (1 mo. USD LIBOR + 1.75%)	4.09%	05/30/2025		49	48,744
Optiv Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	02/01/2024		1,992	1,907,729
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.60%	01/31/2025		417	403,532
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 12/15/2017; Cost $682,599)(d)	6.57%	01/02/2025		684	686,621
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	07/07/2023		721	720,389
Quest Software US Holdings Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.78%	05/16/2025		4,092	4,076,147
Renaissance Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/29/2026		242	236,925
Resideo Funding Inc, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.49%	10/25/2025		437	435,296
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	04/24/2022		1,811	1,747,654
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	10/12/2023		460	452,720
Sandvine Corp., Term Loan (f)	–	11/02/2025		1,236	1,239,260
Science Applications International Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	10/31/2025		1,430	1,422,556
SS&C Technologies, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.59%	04/16/2025		4,193	4,101,220
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.59%	04/16/2025		1,597	1,562,061
Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	4.59%	04/16/2025		2,240	2,185,810
Sybil Software LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.89%	09/29/2023		2,979	2,959,548
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.85%	12/04/2020		57	56,791
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.80%	09/28/2024		1,868	1,840,244
VF Holding Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	07/02/2025		563	555,181
Xperi Corporation, Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.84%	12/01/2023		1,478	1,453,542
					65,663,636

Equipment Leasing-0.02%

United Rentals, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	10/31/2025		123	122,677

Financial Intermediaries-1.26%

Advisor Group, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.05%	08/17/2025		782	783,881
Edelman Financial Center, LLC (The), First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.69%	07/19/2025		1,274	1,265,003
LPL Holdings Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.55%	09/23/2024		199	197,778
MoneyGram International, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	03/27/2020		3,822	3,313,482
RJO Holdings Corp., First Lien Term Loan (1 mo. USD LIBOR + 8.02%) (d)	10.36%	05/05/2022		1,195	1,198,236
Term Loan (1 mo. USD LIBOR + 12.00%) (d)	14.34%	05/05/2022		425	426,040
SGG Holdings S.A., Term Loan B (6mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	402	456,281
Stiphout Finance LLC, (Virgin Islands (British)) First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	10/26/2022		814	801,811
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 07/23/2015; Cost $21,777) (d)	9.60%	10/26/2023		22	21,637
					8,464,149

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Food Products-3.76%

8th Avenue Food & Provisions, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.05%	10/01/2025	$4	$3,804
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.05%	10/01/2026	194	195,437
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	03/30/2025	650	642,583
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.41%	07/03/2020	1,877	1,777,869
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	04/06/2024	2,859	2,818,920
H-Food Holdings, LLC, Term Loan (1 mo. USD LIBOR + 3.69%)	6.03%	05/23/2025	2,327	2,270,282
Jacobs Douwe Egberts International B.V., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.56%	11/01/2025	836	832,161
JBS USA Lux S.A., Term Loan (3 mo. USD LIBOR + 2.50%)	4.84%	10/30/2022	8,340	8,244,071
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	05/01/2025	490	491,685
Nomad Foods US LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.56%	05/15/2024	1,188	1,167,467
Shearer’s Foods, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.59%	06/30/2021	1,337	1,317,888
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $249,281)	9.10%	06/30/2022	250	239,833
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.60%	10/22/2025	5,699	5,221,624
				25,223,624

Food Service-1.54%

Carlisle FoodService Products, Inc., Delayed Draw Term Loan (e)	0.50%	03/20/2025	32	30,875
Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	03/20/2025	139	136,194
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	07/20/2025	1,295	1,283,358
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.57%	02/05/2025	2,026	2,007,147
NPC International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	04/19/2024	861	828,448
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	04/18/2025	240	234,352
Restaurant Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.65%	10/01/2025	98	98,230
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.90%	10/01/2026	442	447,905
Tacala Investment Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.34%	02/01/2026	310	310,734
US Foods, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	06/27/2023	3,741	3,705,716
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	7.15%	11/29/2024	1,236	1,240,974
				10,323,933

Forest Products-0.13%

American Greetings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	6.84%	04/06/2024	879	880,787

Health Care-4.50%

Acadia Healthcare Co., Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	02/11/2022	643	637,917
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.84%	02/16/2023	1,664	1,651,502
Argon Medical Devices Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.35%	01/23/2026	76	76,767
Dentalcorp Perfect Smile ULC, (Canada) Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (e)	8.58%	06/08/2026	155	155,138
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.84%	06/08/2026	621	620,551
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.85%	12/20/2024	1	1,005
DJO Finance LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.62%	06/07/2020	3,045	3,046,355
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	05/02/2023	1,052	1,049,003
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	06/28/2024	890	875,685
GoodRx, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	10/13/2025	367	365,808
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.32%	10/27/2022	141	140,906
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	04/07/2022	1,528	1,531,082

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Health Care-(continued)

Heartland Dental, LLC, Delayed Draw Term Loan (e)	3.75%	04/30/2025		$ 168	$165,831
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	04/30/2025		1,118	1,102,778
IMS Health, Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	4.39%	01/17/2025		30	29,282
IWH UK Midco Ltd., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	411	463,188
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	02/03/2024		2,807	2,803,616
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.14%	06/07/2023		3,792	3,729,635
Nidda Healthcare Holding AG, Term Loan C (3 mo. GBP LIBOR + 4.50%)	5.38%	08/21/2024	GBP	172	216,013
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.58%	06/30/2025		2,526	2,467,655
Prophylaxis B.V., Term Loan B (3 mo. EURIBOR + 4.00%) (Acquired 07/02/2018; Cost $1,720,189)	4.00%	06/05/2025	EUR	1,729	1,963,130
Surgery Center Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	09/02/2024		711	701,198
Team Health Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	02/06/2024		1,211	1,135,271
Terveys-ja hoivapalvelut Suomi Oy, (Finland) First Lien Term Loan B (3 mo. EURIBOR + 7.50%)	4.25%	08/11/2025	EUR	609	694,768
Second Lien Term Loan (3 mo. EURIBOR + 4.25%)	7.50%	07/19/2026	EUR	333	379,447
Unilabs Diagnostics AB, Revolver Loan (e)	1.31%	04/01/2021	EUR	769	857,443
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.84%	08/27/2025		3,083	3,087,052
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	06/07/2024		230	228,650
					30,176,676

Home Furnishings-1.03%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.10%	02/05/2024		1,036	978,601
Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.35%	09/29/2024		1,044	1,015,197
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	08/05/2024		10	10,067
Hilding Anders AB, Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/29/2024	EUR	386	345,369
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.84%	02/28/2025		392	391,054
PGT Innovations Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	02/16/2022		53	52,556
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.81%	11/08/2023		1,608	1,429,589
SIWF Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.55%	06/15/2025		1,262	1,247,955
TGP Holdings III, LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	09/25/2024		1,143	1,122,859
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.89%	09/25/2025		309	304,941
					6,898,188

Industrial Equipment-1.87%

Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.84%	04/28/2025		496	477,987
Alpha AB Bidco BV, Term Loan B (f)	–	09/26/2025		230	261,329
Altra Industrial Motion Corp., Term Loan B (f)	–	10/01/2025		1,094	1,084,749
CIRCOR International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	12/11/2024		1,282	1,264,084
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.38%	05/18/2024		1,593	1,571,022
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.50%)(d)	4.89%	01/31/2024		23	23,104
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	7.09%	08/29/2023		510	515,302
Engineered Machinery Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	07/19/2024		617	605,353
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.64%	07/18/2025		577	576,357
Gardner Denver, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.09%	07/30/2024		1,348	1,342,825
Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.05%	05/31/2023		333	330,695
Hamilton Holdco LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.40%	07/02/2025		1,286	1,276,127
MX Holdings US, Inc., Term Loan B1C (1 mo. USD LIBOR + 3.00%)	5.34%	07/31/2025		1,169	1,173,955
New VAC US LLC, Term Loan (3 mo. USD LIBOR + 4.00%)(d)	6.39%	03/08/2025		426	426,212
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.89%	11/27/2020		1,253	1,171,999

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Industrial Equipment-(continued)

Rexnord LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	08/21/2024		$ 54	$53,320
Robertshaw US Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.37%	02/28/2026		388	375,747
					12,530,167

Insurance-1.61%

Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.06%	05/09/2025		427	419,677
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	01/25/2024		1,727	1,714,263
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.87%	08/16/2025		312	310,900
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.49%	04/25/2025		2,912	2,864,909
Sedgwick Claims Management Services, Inc., Term Loan (f)	–	11/15/2025		2,172	2,152,632
USI Inc., Term Loan B (3 mo. USD LIBOR + 3.00%)	5.38%	05/16/2024		3,384	3,305,916
					10,768,297

Leisure Goods, Activities & Movies-3.84%

Alpha Topco Ltd., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	02/01/2024		7,242	7,020,956
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	10/19/2023		774	765,980
Cinemark USA, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.10%	03/31/2025		127	126,340
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	02/28/2025		5,445	5,353,893
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.06%	11/08/2023		1,114	1,034,748
Dorna Sports, S.L., Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.39%	04/12/2024		683	675,255
Equinox Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.35%	03/08/2024		976	969,166
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	09/06/2024		132	135,203
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.60%	04/18/2025		1,534	1,522,803
Invictus Media SLU, (Spain) Term Loan B-1 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	475	542,013
Term Loan B-2 (3 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	285	324,913
Lakeland Tours, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.33%	12/16/2024		756	753,629
Orbiter International S.a.r.l., Term Loan B-2 (3 mo. CHF EURIBOR + 4.25%) (Acquired 07/27/2017; Cost $366,999)	4.25%	07/11/2024	CHF	369	368,961
Sabre GLBL, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	02/22/2024		113	111,668
Shutterfly Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.10%	08/17/2024		1,082	1,074,207
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.81%	08/19/2024		458	452,069
SSH Group Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(d)	6.77%	07/30/2025		856	849,533
Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)(d)	10.77%	07/30/2026		215	216,884
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	08/18/2023		3,191	3,188,349
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	08/18/2024		239	240,011
					25,726,581

Lodging & Casinos-4.59%

AMCP Clean Acquisition Co., LLC, Delayed Draw Term Loan (3 mo. USD LIBOR + 4.25%) (e)	3.25%	06/16/2025		134	133,689
Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	06/16/2025		556	555,647
B&B Hotels SAS, Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	03/14/2023	EUR	1,024	1,150,843
Belmond Interfin Ltd., Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	07/03/2024		1,384	1,374,395
Boyd Gaming Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	4.49%	09/15/2023		196	192,889
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	12/23/2024		7,745	7,621,908
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.59%	04/18/2024		572	562,339
Golden Nugget, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.23%	10/04/2023		1,159	1,142,417
Las Vegas Sands LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	4.09%	03/27/2025		11	11,179

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Lodging & Casinos-(continued)

Penn National Gaming, Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.58%	10/15/2025	$746	$741,405
Scientific Games International, Inc., Term Loan B-5 (2 mo. USD LIBOR + 2.75%)	5.22%	08/14/2024	6,072	5,922,556
Stars Group (US) Co-Borrower, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	07/10/2025	5,614	5,603,274
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.85%	06/08/2023	2,562	2,528,836
Twin River Management Group, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	07/10/2020	2,519	2,512,562
VICI Properties 1 LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.31%	12/20/2024	150	147,384
Wynn Resorts, Ltd., Term Loan (1 mo. USD LIBOR + 2.25%)	4.60%	10/30/2024	557	546,401
				30,747,724

Nonferrous Metals & Minerals-0.56%

American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	03/21/2025	595	592,467
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	06/01/2025	1,993	1,606,052
Form Technologies LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.64%	01/28/2022	920	911,956
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	10.89%	01/30/2023	15	15,122
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	6.37%	05/01/2025	717	639,199
				3,764,796

Oil & Gas-6.50%

BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	6.64%	06/24/2024	1,437	1,391,389
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.03%	10/31/2024	4	4,053
Brazos Delaware II, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.30%	05/21/2025	1,208	1,179,695
Bronco Midstream Funding, LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/14/2023	287	285,390
California Resources Corp., Term Loan (1 mo. USD LIBOR + 10.38%)	12.72%	12/31/2021	892	953,932
Term Loan (1 mo. USD LIBOR + 4.75%)	7.07%	12/31/2022	1,418	1,433,279
Centurion Pipeline L.P., Term Loan B (3 mo. USD LIBOR + 3.25%)	5.64%	09/29/2025	397	399,102
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.90%	07/29/2021	1,338	1,331,533
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.82%	03/06/2023	1,964	1,945,606
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.59%	03/31/2025	852	843,744
Encino Energy, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	9.09%	10/29/2025	779	784,849
Fieldwood Energy LLC, Revolver Loan (d)(e)	4.50%	04/11/2021	4,789	4,740,763
First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.59%	04/11/2022	1,583	1,561,381
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.59%	04/11/2023	1,844	1,693,982
Glass Mountain Pipeline Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.82%	12/23/2024	1,033	1,031,140
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.64%	08/25/2023	3,279	2,639,484
HGIM Corp., Term Loan (6 mo. USD LIBOR + 6.00%)	8.51%	07/02/2023	1,194	1,197,214
Lucid Energy Group II Borrower, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	02/17/2025	936	894,553
McDermott Technology (Americas), Inc., Term Loan (1 mo. USD LIBOR + 5.00%)	7.34%	05/12/2025	2,701	2,603,891
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	10/30/2024	791	771,959
Moda Midstream LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.59%	09/29/2025	374	371,805
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.81%	12/13/2024	1,195	1,189,843
Ocean Rig 1 Inc., Term Loan (Prime Rate + 7.00%)	8.00%	09/20/2024	530	557,667
Osum Production Corp., Term Loan (3 mo. USD LIBOR + 5.50%)(d)	7.89%	07/31/2020	2,080	1,924,166
Paragon Offshore Finance Co., Term Loan (Acquired 07/11/2014; Cost $9,600)(d)(g)(j)	0.00%	07/18/2021	10	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	03/19/2021	3,135	2,926,402
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.39%	02/21/2021	5,974	5,135,360
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	08/04/2021	1,033	930,497
Traverse Midstream Partners LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.60%	09/27/2024	453	451,731
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	8.82%	03/30/2023	533	535,301

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Oil & Gas-(continued)

Weatherford International Ltd., Term Loan (1 mo. USD LIBOR + 1.43%)	3.77%	07/13/2020		$1,877	$1,844,428
					43,554,139

Publishing-2.01%

Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	04/11/2025		569	567,758
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/12/2024		1,012	1,003,251
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.56%	06/07/2023		2,179	1,955,665
Getty Images, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	10/18/2019		3,980	3,952,453
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)(d)	7.78%	06/01/2022		15	14,734
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.32%	10/04/2023		78	77,147
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	10/24/2021		1,322	1,322,416
Southern Graphics Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	5.67%	12/31/2022		1,116	1,074,486
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	5.34%	01/27/2024		3,492	3,484,741
					13,452,651

Radio & Television-1.67%

Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.57%	02/07/2024		62	61,247
Term Loan C (f)	–	11/02/2025		2,400	2,383,643
iHeartCommunications, Inc., Term Loan D (f)(g)(j)	–	01/30/2019		8,596	6,147,508
Mission Broadcasting, Inc., Term Loan B-3 (f)	–	01/17/2024		114	113,175
NEP/NCP HoldCo, Inc., Term Loan (3 mo. EURIBOR + 3.50%)	3.50%	10/19/2025	EUR	24	27,080
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	10/19/2026		559	551,047
Nexstar Broadcasting, Inc., Term Loan B-3 (f)	–	01/17/2024		679	672,819
Raycom TV Broadcasting, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.59%	08/23/2024		1,266	1,264,124
					11,220,643

Retailers (except Food & Drug)-2.22%

Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.35%	09/25/2024		3,022	2,994,115
Fossil Group, Inc., Term Loan (1 wk. USD LIBOR + 7.00%)	9.23%	12/31/2020		510	515,398
Fullbeauty Brands Holdings Corp., Term Loan (g)	0.00%	10/14/2022		2,033	589,519
National Vision, Inc., First Lien Revolver Loan (d)(e)	0.38%	03/13/2019		1,250	1,149,948
Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	11/20/2024		320	318,639
Payless Inc., Term Loan A-1 (3 mo. USD LIBOR + 8.00%)(d)	10.33%	02/10/2022		873	480,193
Term Loan A-2 (3 mo. USD LIBOR + 9.00%)(d)	11.33%	08/10/2022		1,639	630,951
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.78%	01/26/2023		3,463	2,613,518
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.22%	07/09/2019		3,647	3,516,916
Staples, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.54%	09/12/2024		1,080	1,065,014
Vivarte, PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate (Acquired 01/06/2016-10/30/2017; Cost $1,493,906) (h)	7.00%	10/29/2019		1,229	1,007,245
					14,881,456

Surface Transport-1.29%

Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	11.10%	11/12/2020		1,363	1,013,128
Kenan Advantage Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/29/2022		542	537,175
Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/29/2022		2,204	2,184,308
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	10/12/2024		635	628,765
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	5.07%	12/06/2024		2,721	2,680,943

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Surface Transport-(continued)

U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.60%	06/26/2021		$1,663	$1,595,999
					8,640,318

Telecommunications-9.28%

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	01/31/2025		7,305	7,108,348
Colorado Buyer Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	05/01/2024		1,309	1,291,666
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	10/24/2022		5,079	4,729,521
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	10/05/2023		4,473	4,301,875
Frontier Communications Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.10%	03/31/2021		2,565	2,461,783
Term Loan (1 mo. USD LIBOR + 4.38%)	6.73%	10/12/2021		363	356,891
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/16/2024		369	367,082
Intelsat Jackson Holdings S.A., (Luxembourg) Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	6.07%	11/27/2023		1,039	1,034,285
Term Loan B-5	6.63%	01/02/2024		1,783	1,794,029
Level 3 Financing Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	02/22/2024		6,316	6,247,269
Lumentum Holdings, Inc., Term Loan (d)(f)	–	08/07/2025		658	652,617
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	11/15/2024		1,999	1,987,212
Odyssey Investissement S.A.S., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/25/2025	EUR	770	872,129
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/01/2024		2,396	2,356,056
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.35%	04/11/2025		850	842,163
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.88%	02/02/2024		6,300	6,235,322
Incremental Term Loan (f)	–	02/02/2024		2,899	2,877,693
Syniverse Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.31%	03/09/2023		2,672	2,563,849
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.89%	11/17/2023		6,236	6,116,515
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.39%	05/02/2023		2,726	2,643,620
Windstream Services, LLC, Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	6.31%	03/29/2021		4,664	4,350,945
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.56%	02/17/2024		1,118	971,146
Zayo Group, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	4.34%	01/19/2021		62	61,537
					62,223,553

Utilities-5.96%

AES Corp. (The), Term Loan (1 mo. USD LIBOR + 1.75%)	4.46%	05/24/2022		116	115,248
AI Alpine AT BidCo GmbH, (Austria) Term Loan B (f)	–	10/25/2025	EUR	313	353,109
Term Loan B (d)(f)	–	10/25/2025		11	10,950
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	05/27/2022		690	686,567
Brookfield WEC Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	08/01/2025		4,064	4,059,806
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.10%	08/03/2026		632	639,324
Calpine Corp., Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	01/15/2023		5,067	4,989,145
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	05/31/2023		2,892	2,846,575
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	01/15/2024		2,943	2,892,642
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	10/02/2023		2,083	2,068,097
Granite Acquisition, Inc., First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.89%	12/17/2021		319	318,673
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.90%	12/17/2021		2,495	2,488,646
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.64%	12/19/2022		558	556,771
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	08/28/2025		457	459,502

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Utilities-(continued)

Lightstone Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	01/30/2024	$3,567	$3,468,338
Term Loan C (1 mo. USD LIBOR + 3.75%)	6.09%	01/30/2024	192	186,282
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	05/16/2024	1,444	1,453,107
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/23/2025	1	1,282
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	03/06/2025	567	554,010
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.85%	12/02/2021	625	610,063
Vistra Operations Co. LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.34%	08/04/2023	5,928	5,852,910
Term Loan (1 mo. USD LIBOR + 2.00%)	4.31%	12/31/2025	5,378	5,305,818
				39,916,865
Total Variable Rate Senior Loan Interests (Cost $729,650,812)				706,735,281

			Shares

Common Stocks & Other Equity Interests-9.14%(k)

Aerospace & Defense-0.71%

IAP Worldwide Services (Acquired 07/18/2014-03/16/2018; Cost $446,121)(d)(l)(n)			295	4,775,308

Automotive-0.03%

Transtar Holding Co., Class A(l)			2,935,894	220,192

Building & Development-0.11%

Five Point Holdings LLC, Class A(l)			98,198	753,179
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $7,938,060)(d)(l)(n)			780	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $93,975)(d)(l)(n)			9	0
				753,179

Chemicals & Plastics-0.00%

LyondellBasell Industries N.V., Class A			142	13,250

Conglomerates-0.04%

Euramax International, Inc. (Acquired 07/09/2009; Cost $3,529,067)(d)(l)(n)			3,272	278,137

Cosmetics & Toiletries-0.36%

Levlad, LLC(d)(l)			4,893	2,387,589

Drugs-0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(l)(n)			7,160	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(l)(n)			11,479	0
				0

Financial Intermediaries-0.00%

RJO Holdings Corp.(d)(l)			2,851	2,852
RJO Holdings Corp., Class A(d)(l)			2,314	2,545
RJO Holdings Corp., Class B(d)(l)			3,000	30
				5,427

Forest Products-0.25%

Verso Corp., Class A(l)			65,375	1,648,757

Health Care-0.00%

New Millennium Holdco(l)			136,135	16,881

Lodging & Casinos-3.67%

Caesars Entertainment Operating Co., LLC(l)			35,315	300,884

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

			Shares		Value

Lodging & Casinos-(continued)

Twin River Management Group, Inc.(l)				189,050	$24,292,925
					24,593,809

Oil & Gas-1.50%

Ameriforge Group Inc. (Acquired 06/08/2017; Cost $31,625)(d)(l)(n)				498	29,880
CJ Holding Co.(l)				27,250	468,155
Fieldwood Energy LLC(l)				23,827	992,788
HGIM Corp.(l)				2,553	111,055
HGIM Corp., Wts. expiring 07/02/2043(l)				11,411	536,317
Ocean Rig 1 Inc.(l)				118,969	3,299,010
Paragon Offshore Finance Co., Class A (Cayman Islands)(l)				2,645	2,645
Paragon Offshore Finance Co., Class B (Cayman Islands)(l)				1,323	50,936
Samson Investment Co.				144,254	3,389,969
Tribune Resources, Inc., First Lien Wts. (Acquired 04/03/2018; Cost $8,198)(d)(l)(n)				99,132	2,974
Tribune Resources, Inc.(l)				382,888	1,132,774
					10,016,503

Publishing-1.14%

Affiliated Media, Inc., Class B (Acquired 10/03/2007; Cost $5,259,391)(l)(n)				81,915	1,474,472
Cygnus Business Media, Inc. (Acquired 07/19/2004; Cost $1,793,148)(d)(l)(m)(n)				8,426	0
Cygnus Business Media, Inc.(d)				1,007,489	0
F&W Publications, Inc. (Acquired 06/09/2010; Cost $23,348)(d)(l)(n)				18,385	11,031
MC Communications, LLC (Acquired 07/02/2009; Cost $0)(d)(l)(n)				739,817	0
Merrill Communications LLC, Class A (Acquired 03/08/2013; Cost $751,378)(l)(n)				326,686	6,084,527
Tribune Publishing Co.(l)				4,756	69,390
					7,639,420

Retailers (except Food & Drug)-0.01%

Payless Inc.(l)				83,461	62,596

Telecommunications-0.01%

CTM Media Holdings Inc.(l)				1,270	46,926
Goodman Networks Inc.(d)(l)				117,618	0
					46,926

Utilities-1.31%

Vistra Operations Co. LLC(l)				357,798	8,401,097
Vistra Operations Co. LLC, Rts. expiring 12/31/2046				357,798	287,312
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $275,358)(d)(l)(n)				585,868	90,809
					8,779,218
Total Common Stocks & Other Equity Interests (Cost $48,402,489)					61,237,192

	Interest Rate	Maturity Date	Principal Amount (000)(a)

U.S. Dollar Denominated Bonds & Notes-7.78%

Air Transport-0.35%

Mesa Airlines, Inc. Class B	5.75%	07/15/2025		$2,385	2,368,310

Automotive-0.29%

Federal-Mogul Holdings Corp.(n)	5.00%	07/15/2024	EUR	173	202,953
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(i)(n)	4.87%	04/15/2024	EUR	641	730,995
Schaeffler AG (Germany)(n)	4.13%	09/15/2021		271	262,870
Schaeffler AG (Germany)(n)	4.75%	09/15/2026		833	739,288
					1,936,106

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Building & Development-0.10%

Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(i)	5.12%	11/15/2022	EUR	$ 100	$107,116
LSF10 Wolverine Investment SCA (Denmark) (n)	5.00%	03/15/2024	EUR	112	124,097
LSF10 Wolverine Investment SCA (Denmark) (3 mo. EURIBOR + 4.63%)(i)(n)	4.63%	03/15/2024	EUR	381	429,497
					660,710

Business Equipment & Services-0.54%

Dream Secured Bondco AB (Sweden)(n)	5.75%	12/01/2023	EUR	1,053	1,177,391
Nexi S.p.A. (Italy)(n)	4.12%	11/01/2023	EUR	146	164,159
Nexi S.p.A. (Italy) (3 mo. EURIBOR + 3.63%)(i)(n)	3.63%	05/01/2023	EUR	1,586	1,791,022
Techem GmbH (Germany)(n)	6.00%	07/30/2026	EUR	465	516,054
					3,648,626

Cable & Satellite Television-2.14%

Altice Financing S.A. Sr. Sec. Gtd. First Lien Notes (Luxembourg)(n)	6.63%	02/15/2023		520	514,800
Altice Financing S.A. (Luxembourg)(n)	4.75%	01/15/2028	EUR	542	496,727
Altice Financing S.A. Sr. Sec. Gtd. First Lien Bonds (Luxembourg)(n)	7.50%	05/15/2026		3,966	3,737,955
Altice France S.A. Sr. Sec. Gtd. First Lien Notes (France)(n)	7.37%	05/01/2026		1,689	1,627,774
CSC Holdings LLC Sr. Sec. Gtd. First Lien Notes(n)	5.50%	05/15/2026		5,666	5,510,185
Numericable-SFR S.A. (France)(n)	8.12%	02/01/2027		832	817,440
Numericable-SFR S.A. (France)(n)	5.88%	02/01/2027	EUR	944	1,085,155
Virgin Media Bristol LLC (United Kingdom)(n)	5.50%	08/15/2026		554	523,004
					14,313,040

Chemicals & Plastics-0.22%

Alpha US Bidco, Inc. (Germany)(n)	8.75%	06/01/2023		526	512,850
Avantor Inc.(n)	6.00%	10/01/2024		963	956,981
					1,469,831

Containers & Glass Products-0.43%

Ardagh Glass Finance PLC (Ireland)(n)	4.25%	09/15/2022		504	488,275
Ardagh Glass Finance PLC (Ireland)(n)	4.62%	05/15/2023		852	830,700
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(i)(n)	5.94%	07/15/2021		969	978,593
Reynolds Group Issuer Inc./LLC Sr. Sec. Gtd. First Lien Global Notes	5.75%	10/15/2020		576	575,650
					2,873,218

Electronics & Electrical-0.42%

Blackboard Inc.(n)	9.75%	10/15/2021		2,907	2,078,505
Dell International LLC/EMC Corp. Sr. Sec. Gtd. First Lien Notes(n)	5.45%	06/15/2023		720	736,830
					2,815,335

Financial Intermediaries-0.39%

AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(i)(n)	5.00%	08/01/2024	EUR	200	193,821
Cabot Financial S.A. (United Kingdom) (3 mo. EURIBOR + 5.88%)(i)(n)	5.88%	11/15/2021	EUR	132	145,828
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(i)(n)	3.50%	09/01/2023	EUR	467	444,713
Garfunkelux Holdco 3 S.A. (Luxembourg)(n)	11.00%	11/01/2023	GBP	756	785,117
Nemean Bondco PLC (Jersey)(n)	7.37%	02/01/2024	GBP	261	289,524
Nemean Bondco PLC (Jersey) (3 mo. GBP LIBOR + 6.50%)(i)(n)	7.33%	02/01/2023	GBP	691	787,614
					2,646,617

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Health Care-0.96%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(i)(n)	5.81%	07/15/2019	GBP	$1,583	$2,010,845
DJO Finance LLC(n)	8.12%	06/15/2021		1,062	1,103,153
DJO Finance LLC	10.75%	04/15/2020		2,352	2,360,820
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(i)(n)	6.89%	08/15/2022	GBP	750	829,491
Recordati Spa REGS, Sr. Unsec. Floating Rate Bonds (Italy) (3 mo. EURIBOR + 6.25%)(i)(n)	6.25%	10/30/2025	EUR	112	127,296
					6,431,605

Home Furnishings-0.34%

International Design Group SpA (IDG) (Italy) (3 mo. EURIBOR + 6.00%)(i)(n)	6.50%	11/15/2025	EUR	212	224,165
International Design Group SpA (IDG) (Italy) (3 mo. EURIBOR + 6.00%)(i)(n)	5.68%	11/15/2025	EUR	265	289,058
Shop Direct Funding PLC (United Kingdom)(n)	7.75%	11/15/2022	GBP	1,634	1,738,862
					2,252,085

Industrial Equipment-0.01%

Altra Industrial Motion Corp. Sr. Unsec. Gtd. Notes(n)	6.13%	10/01/2026		94	93,060

Lodging & Casinos-0.31%

ESH Hospitality, Inc.(n)	5.25%	05/01/2025		755	723,856
Scientific Games International, Inc.(n)	3.38%	02/15/2026	EUR	211	222,962
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(i)(n)	5.76%	05/15/2023	GBP	800	1,016,312
VICI Properties 1 LLC	8.00%	10/15/2023		86	94,366
					2,057,496

Nonferrous Metals & Minerals-0.34%

TiZir Ltd. (United Kingdom)(n)	9.50%	07/19/2022		2,114	2,246,125

Oil & Gas-0.21%

Pacific Drilling S.A. Sr. Sec. Bonds(n)	8.37%	10/01/2023		48	47,400
Pacific Drilling S.A.(g)(n)	0.00%	06/01/2020		2,928	1,328,829
					1,376,229

Radio & Television-0.37%

Clear Channel International B.V.(n)	8.75%	12/15/2020		2,436	2,502,990

Retailers (except Food & Drug)-0.07%

Claire’s Stores Inc.(g)(n)	0.00%	03/15/2020		780	487,500

Surface Transport-0.02%

WFS Global Holding S.A.S. (Netherlands) (3 mo. EURIBOR + 6.25%)(i)(n)	6.25%	08/15/2023	EUR	108	121,717

Telecommunications-0.24%

Communications Sales & Leasing, Inc.(n)	6.00%	04/15/2023		623	594,965
Goodman Networks Inc.	8.00%	05/11/2022		1,870	981,538
Windstream Services, LLC(n)	9.00%	06/30/2025		18	13,230
					1,589,733

Utilities-0.03%

Calpine Corp.(n)	5.25%	06/01/2026		241	225,034
Total U.S. Dollar Denominated Bonds & Notes (Cost $61,368,809)					52,115,367

Structured Products-0.48%

Clontarf Park CLO, Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(i)(n)	5.10%	08/05/2030	EUR	136	151,553
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(i)(n)	7.59%	10/25/2028		1,220	1,217,338
OCP Euro CLO, Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(i)(n)	5.00%	01/15/2032	EUR	153	173,852

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(i)(n)	7.29%	04/15/2026	$1,741	$1,693,917
Total Structured Products (Cost $3,162,738)				3,236,660

			Shares

Preferred Stocks-0.01%(k)

Financial Intermediaries-0.00%

RJO Holdings Corp., Series A-2 (Acquired 12/10/2010; Cost $0)(d)(l)(n)			584	5,840

Retailers (except Food & Drug)-0.00%

Vivarte (France) (Acquired 01/12/2018; Cost $0)(d)(l)(n)			7,780	0
Vivarte, Class A Preference Shares (France) (Acquired 01/12/2018; Cost $0)(d)(l)(n)			259	0
Vivarte, Class B Preference Shares (France) (Acquired 01/12/2018; Cost $0)(d)(l)(n)			259	0
				0

Telecommunications-0.00%

Goodman Networks Inc., Series A-1 (Acquired 05/31/2017; Cost $1,399)(d)(l)			139,938	0

Utilities-0.01%

Genie Energy Ltd.			7,632	58,309
Total Preferred Stocks (Cost $166,421)				64,149
TOTAL INVESTMENTS IN SECURITIES(n)-122.85% (Cost $842,751,269)				823,388,649
BORROWINGS-(23.13)%				(155,000,000)
OTHER ASSETS LESS LIABILITIES-0.28%				1,860,029
NET ASSETS-100.00%				$670,248,678

Investment Abbreviations:

CHF	- Swiss Franc
CLO	- Collateralized Loan Obligation
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
GO	- General Obligation
Gtd.	- Guaranteed
LIBOR	- London Interbank Offered Rate
PIK	- Pay-in-Kind
REGS	- Regulation S
Rts.	- Rights
Sec.	- Secured
Sr.	- Senior
Unsec.	- Unsecured
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

Notes of Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(e)

All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 5.

(f)	This variable rate interest will settle after November 30, 2018, at which time the interest rate will be determined.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at November 30, 2018 was $10,455,660, which represented 1.56% of the Fund’s Net Assets.

(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2018.
(j)	The borrower has filed for protection in federal bankruptcy court.
(k)	Acquired as part of a bankruptcy restructuring.
(l)	Non-income producing security.
(m)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of November 30, 2018 represented less than 1% of the Fund’s Net Assets. See Note 4.

(n)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $61,617,205, which represented 9.19% of the Fund’s Net Assets.

(o)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
12/14/2018	Barclays Capital	EUR	6,506,006	USD	7,527,468	$155,607
12/14/2018	Barclays Capital	GBP	2,269,911	USD	3,003,064	109,145
12/14/2018	Barclays Capital	SEK	92	USD	10	0
01/15/2019	Barclays Capital	GBP	2,199,360	USD	2,878,693	69,047
12/14/2018	Canadian Imperial Bank of Commerce	USD	6,637,280	EUR	5,876,299	21,070
12/14/2018	Citibank N.A.	CHF	375,257	USD	380,207	4,218
12/14/2018	Citibank N.A.	SEK	94	USD	10	0
01/15/2019	Citibank N.A.	GBP	2,199,393	USD	2,876,345	66,657
01/15/2019	Citibank N.A.	GBP	190,489	USD	249,327	5,980
01/15/2019	Citibank N.A.	GBP	228,591	USD	292,783	762
12/14/2018	Goldman Sachs & Co.	EUR	6,506,006	USD	7,535,386	163,525
12/14/2018	Goldman Sachs & Co.	GBP	2,272,726	USD	3,007,016	109,509
12/14/2018	Goldman Sachs & Co.	USD	6,645,565	EUR	5,876,299	12,784
12/14/2018	Goldman Sachs & Co.	USD	372,793	CHF	375,258	3,195
01/15/2019	Goldman Sachs & Co.	EUR	145,805	USD	167,341	1,587
01/15/2019	Goldman Sachs & Co.	EUR	331,622	USD	377,628	633
01/15/2019	Goldman Sachs & Co.	EUR	87,120	USD	99,067	28
12/14/2018	JP Morgan Chase Bank	EUR	6,505,679	USD	7,519,514	148,023
12/14/2018	JP Morgan Chase Bank	GBP	2,272,726	USD	3,006,700	109,193
12/14/2018	JP Morgan Chase Bank	USD	6,649,032	EUR	5,876,299	9,317
01/15/2019	JP Morgan Chase Bank	GBP	2,199,360	USD	2,877,293	67,647
01/15/2019	JP Morgan Chase Bank	SEK	93	USD	10	0
12/14/2018	Royal Bank of Canada	USD	6,643,156	EUR	5,876,299	15,194
01/15/2019	Royal Bank of Canada	EUR	50,908	USD	58,179	306
01/15/2019	State Street Bank & Trust Co.	SEK	93	USD	10	0
12/14/2018	Toronto Dominion Bank	EUR	6,506,006	USD	7,535,301	163,440
Subtotal - Appreciation						1,236,867
12/14/2018	Barclays Capital	USD	2,878,574	GBP	2,204,230	(68,392)
01/15/2019	Canadian Imperial Bank of Commerce	EUR	5,883,073	USD	6,670,670	(17,332)

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date			Contract to			Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/14/2018	Citibank N.A.	USD	1,158,152	EUR	1,005,363	$ (18,990)
12/14/2018	Citibank N.A.	USD	2,825,889	GBP	2,165,664	(64,876)
01/15/2019	Citibank N.A.	USD	2,302,269	EUR	2,019,138	(6,870)
01/15/2019	Citibank N.A.	USD	116,739	GBP	91,017	(467)
01/15/2019	Citibank N.A.	USD	82,612	GBP	64,320	(444)
01/15/2019	Goldman Sachs & Co.	CHF	376,266	USD	375,388	(3,037)
01/15/2019	Goldman Sachs & Co.	EUR	5,795,764	USD	6,579,728	(9,019)
01/15/2019	Goldman Sachs & Co.	USD	218,019	GBP	169,768	(1,144)
12/14/2018	JP Morgan Chase Bank	USD	310,162	GBP	241,239	(2,605)
12/14/2018	JP Morgan Chase Bank	USD	1,731,726	EUR	1,513,138	(17,211)
12/14/2018	JP Morgan Chase Bank	USD	10	SEK	95	(0)
12/14/2018	JP Morgan Chase Bank	USD	2,877,188	GBP	2,204,230	(67,007)
01/15/2019	JP Morgan Chase Bank	EUR	5,883,073	USD	6,682,448	(5,554)
01/15/2019	Royal Bank of Canada	EUR	5,883,073	USD	6,676,500	(11,502)
12/14/2018	State Street Bank & Trust Co.	USD	10	SEK	91	(0)
Subtotal - Depreciation						(294,450)
Total Forward Foreign Currency Contracts – Currency Risk						$ 942,417

Currency Abbreviations:

CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling
SEK	- Sweden Krona
USD	- U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Loan Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

                                             Invesco Senior Loan Fund

B.	Securities Transactions and Investment Income – (continued)

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Funds’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

H.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments

                                             Invesco Senior Loan Fund

H.	Bank Loan Risk – (continued)

or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

     The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

     The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended November 30, 2018, there were transfers from Level 3 to Level 2 of $16,769,066, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $4,334,877, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$ -	$676,646,103	$30,089,178	$706,735,281
Common Stocks & Other Equity Interests	15,000,648	38,655,389	7,581,155	61,237,192
U.S. Dollar Denominated Bonds & Notes	-	52,115,367	-	52,115,367
Structured Products	-	3,236,660	-	3,236,660
Investments Matured	-	434,052	517,593	951,645
Preferred Stocks	58,309	-	5,840	64,149
Total Investments in Securities	15,058,957	771,087,571	38,193,766	824,340,294

Other Investments - Assets*
Forward Foreign Currency Contracts	-	1,236,867	-	1,236,867

Other Investments - Liabilities*
Forward Foreign Currency Contracts	-	(294,450)	-	(294,450)
Total Other Investments	-	942,417	-	942,417
Total Investments	$15,058,957	$772,029,988	$38,193,766	$825,282,711

*	Unrealized appreciation (depreciation).

                                             Invesco Senior Loan Fund

    A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

    The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the nine months ended November 30, 2018:

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 11/30/18
Variable Rate Senior Loan Interests	$65,812,750	$17,767,078	$(42,180,801)	$158,115	$271,353	$ (661,775)	$4,026,860	$(15,074,402)	$30,089,178
Common Stocks & Other Equity Interests	6,668,450	205,208	-	-	-	2,094,144	308,017	(1,694,664)	7,581,155
Preferred Stocks	215,747	-	-	-	-	(209,907)	-	-	5,840
Investments Matured	413,661	127,833	(4,116)	-	(4,492)	(15,293)	-	-	517,593
Total	$73,110,608	$18,070,119	$(42,184,917)	$158,115	$266,861	$1,207,169	$4,334,877	$(16,769,066)	$38,193,766

    Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2018:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$1,236,867

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$1,236,867

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(294,450)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(294,450)

Effect of Derivative Investments for the nine months ended November 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss): Forward foreign currency contracts	$2,234,804
Change in Net Unrealized Appreciation (Depreciation): Forward foreign currency contracts	1,500,346
Total	$3,735,150

    The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$125,796,902

                                             Invesco Senior Loan Fund

NOTE 4–Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the nine months ended November 30, 2018.

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 11/30/18	Dividend Income
Cygnus Business Media, Inc., Common Shares	$0	$-	$-	$-	$-	$0	$-

NOTE 5–Unfunded Loan Commitments

As of November 30, 2018, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount(a)		Value
AMCP Clean Acquisition Co., LLC	Delayed Draw Term Loan		$ 90,274	$90,274
Brightview Landscapes, LLC	First Lien Revolver Loan		417,854	386,515
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan		31,545	30,875
Dentalcorp Perfect Smile ULC	Second Lien Term Loan		83,774	83,774
Fieldwood Energy LLC	Revolver Loan		4,788,649	4,740,763
GlobalLogic Holdings Inc.	Delayed Draw Term Loan		28,762	28,654
Heartland Dental, LLC	Delayed Draw Term Loan		168,107	165,831
IAP Worldwide Services	First Lien Term Loan		1,683,392	1,683,392
MacDermid, Inc.	First Lien Multicurrency Revolver Loan		770,114	764,661
MacDermid, Inc.	First Lien Revolver Loan		770,114	764,661
Mavis Tire Express Services Corp.	Delayed Draw Term Loan		165,318	163,859
National Vision, Inc.	First Lien Revolver Loan		1,249,944	1,149,948
Prime Security Services Borrower, LLC	Revolver Loan		1,431,027	1,405,583
Transtar Holding Co.	Term Loan		169,960	169,110
Unilabs Diagnostics AB	Revolver Loan	EUR	768,492	857,443
				$12,485,343

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR - Euro

NOTE 6–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the nine months ended November 30, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,249,944	$1,149,948

                                             Invesco Senior Loan Fund

Item 2. Controls and Procedures.

(a)

As of January 25, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of January 25, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Loan Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2019

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.